MML SERIES INVESTMENT FUND II

Supplement dated October 3, 2005 to the

Prospectus dated May 1, 2005

This supplement provides new and additional information beyond that contained in the Prospectus and any existing supplements to the Prospectus. It should be retained and read in conjunction with the Prospectus and any existing supplements.

The following information supplements similar information found in the section titled, About the Investment Adviser and Sub-Advisers regarding Robert K. Baumbach and Paul S. Szczygiel:

Christopher M. Crooks is a portfolio manager of the MML Small Company Opportunities Fund and the MML Small Cap Equity Fund. Mr. Crooks, a Managing Director of Babson Capital, is a Chartered Financial Analyst with more than eleven years of investment experience. Prior to joining Babson Capital in 2003, Mr. Crooks was a Managing Director at Commerce Capital Markets where he worked as an analyst.

Steven A. Dray is a portfolio manager of the MML Small Company Opportunities Fund and the MML Small Cap Equity Fund. Mr. Dray, a Managing Director of Babson Capital, is a Chartered Financial Analyst with over nine years of investment experience. Prior to joining Babson Capital in 2001, he was with Strong Capital Management for five years where he worked as an analyst and then as an associate portfolio manager.

Daniel J. Goldfarb is a portfolio manager of the MML Small Company Opportunities Fund and the MML Small Cap Equity Fund. Mr. Goldfarb, a Managing Director of Babson Capital, is a Chartered Financial Analyst with more than 19 years of investment experience. Prior to joining Babson Capital in 1995, he served as a research analyst with Wilmington Trust.

Paul S. Szczygiel and Robert K. Baumbach remain portfolio managers of the MML Small Company Opportunities Fund and the MML Small Cap Equity Fund. On October 31, 2005, they will relinquish all portfolio management duties and serve until the end of the year in a consultative role.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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